UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2015

AMERICAN SHARED HOSPITAL SERVICES
(Exact name of registrant as specified in charter)

California	1-08789	94-2918118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3700, San Francisco, CA 94111
(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 788-5300

N/A
(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 1, 2015, American Shared Hospital Services issued a press release which is provided as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 American Shared Hospital Services Press Release dated April 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Shared Hospital Services
Date:	April 1, 2015	By:	/s/ Ernest A. Bates, M.D.
			Name:	Ernest A. Bates, M.D.
			Title:	Chairman and CEO

99.1 American Shared Hospital Services Press Release dated April 1, 2015.